UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
December 18, 2018
(Date of Report (Date of Earliest Event Reported))

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Cottonwood Communities, Inc.
(Exact Name of Registrant as Specified in Its Charter)

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Maryland	333-215272	61-1805524
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

6340 South 3000 East, Suite 500
Salt Lake City, Utah 84121
(Address of Principal Executive Offices)
(801) 278-0700
(Registrant’s Telephone Number, Including Area Code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01.           Other Events.

                As of December 18, 2018, Cottonwood Communities, Inc. (the “Company”) has received gross offering proceeds sufficient to satisfy the $2,000,000 minimum offering amount in all states where it is conducting its ongoing initial public offering except Kansas, Ohio, Pennsylvania and Washington.  Accordingly, the Company has broken escrow with respect to subscriptions received from all states where it is conducting its initial public offering except Kansas, Ohio, Pennsylvania, and Washington.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COTTONWOOD COMMUNITIES, INC.

By:	/s/ Enzio Cassinis
Name:	Enzio Cassinis
Title:	Chief Executive Officer

Date:   December 18, 2018